As filed with the Securities and Exchange Commission on April 2, 2024.

Registration No. 333-276741

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3 TO

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Calidi Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	2834	86-2967193
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200,

San Diego, California 92121

Telephone: (858) 794-9600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Allan J. Camaisa

Chief Executive Officer

c/o Calidi Biotherapeutics, Inc.

4475 Executive Drive, Suite 200,

San Diego, CA 92121

Telephone: (858) 794-9600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Scott E. Bartel Daniel B. Eng Lewis Brisbois Bisgaard & Smith LLP 633 West 5th Street, Suite 4000 Los Angeles, CA 90071 (213) 358-6174	Wendy Pizarro Chief Administrative Officer and Chief Legal Officer 4475 Executive Drive, Suite 200, San Diego, CA 92121 (858) 794-9600	Richard A, Friedman Stephen A. Cohen Sheppard, Mullin, Richter & Hampton LLP 30 Rockefeller Plaza New York, NY 10112 (212) 653-8700

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-276741) is being filed as an exhibit-only filing to file Exhibits 5.1, 23.1 and 23.2, and to refile Exhibit 10.38. No changes are being made to Part I or Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement. The preliminary prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

Item 16.	Exhibits and Financial Statement Schedules.

(a)	Exhibits.

Exhibit No.	Description

1.1	Form of Placement Agency Agreement (incorporated by reference to Exhibit 1.1 to Amendment No. 2 to Form S-1 filed on April 1, 2024).

2.1	Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on January 9, 2023).

2.2	Amendment No. 1, dated as of February 9, 2023, to Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on February 10, 2023).

2.3	Amendment No. 2, dated as of June 16, 2023, to Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on June 23, 2023).

3.1	Second Amended And Restated Certificate of Incorporation of the Company. (incorporated by reference to Exhibit 3.1 to Form 8-K filed on September 19, 2023).

3.2	Amended and Restated Bylaws of the Company.(incorporated by reference to Exhibit 3.2 to Form 8-K filed on September 19, 2023).

4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant, dated September 9, 2021 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-1 filed on August 24, 2021).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed on August 24, 2021).

4.3	Specimen Common Stock Certificate. (incorporated by reference to Exhibit 4.3 to Form 8-K filed on September 19, 2023).

4.4	Amendment to Warrant Agreement dated September 12, 2023, among Calidi Biotherapeutics, Inc., Continental Stock Transfer & Trust Company and Equiniti Trust Company, LLC. (incorporated by reference to Exhibit 4.4 to Form 8-K filed on September 19, 2023).

4.5	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.5 to Form S-1 filed on January 29, 2024).

4.6	Form of Series A Common Warrant (incorporated by reference to Exhibit 4.6 to Amendment No. 2 to Form S-1 filed on April 1, 2024).

4.7	Form of Series B Common Warrant (incorporated by reference to Exhibit 4.7 to Amendment No. 2 to Form S-1 filed on April 1, 2024).

4.8	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to Form S-1 filed on February 7, 2024).

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4.9	Form of Common Stock Purchase Warrant (Convertible Note) (incorporated by reference to Exhibit 4.1 to Form 8-K filed on February 1, 2024).

4.10	Form of Series C Common Warrant (incorporated by reference to Exhibit 4.10 to Amendment No. 2 to Form S-1 filed on April 1, 2024).

5.1*	Opinion of Lewis Brisbois Bisgaard & Smith LLP.

10.1	Form of Voting and Lock-Up Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi and certain holders of Calidi Biotherapeutics, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed on January 9, 2023).

10.2	Sponsor Agreement dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC and certain other parties thereto (incorporated by reference to Exhibit 10.2 to Form 8-K filed on January 9, 2023).

10.3	Form of Amended and Restated Registration Rights Agreement, dated as of September 12, 2023, by and among First Light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC, Metric Finance Holdings I, LLC and related parties. (incorporated by reference to Exhibit 10.3 to Form 8-K filed on January 9, 2023).

10.4	Calidi Biotherapeutics, Inc. 2023 Equity Incentive Plan (incorporated by reference to Annex G to the Proxy Statement/Prospectus dated August 4, 2023).

10.5	Calidi Biotherapeutics, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Annex H to the Proxy Statement/Prospectus dated August 4, 2023 ).

10.6†	License Agreement, dated June 7, 2021, by and among Calidi and Northwestern University. (incorporated by reference to Exhibit 10.6 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.7†	License Agreement, dated July 22, 2021, by and among Calidi and University of Chicago. (incorporated by reference to Exhibit 10.7 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.8	Collaboration Agreement, dated April 9, 2020, by and among Calidi and Personalized Stem Cells, Inc. (incorporated by reference to Exhibit 10.8 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.9	Employment Agreement, dated February 1, 2022, by and among Calidi and Allan Camaisa. (incorporated by reference to Exhibit 10.9 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.10	Employment Agreement, dated February 1, 2022, by and among Calidi and George K. Ng.(incorporated by reference to Exhibit 10.10 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.11	Employment Agreement, dated February 1, 2022, by and among Calidi and Wendy Pizarro.(incorporated by reference to Exhibit 10.11 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.12†	License Agreement, dated October 14, 2021, by and among Calidi and Northwestern University. (incorporated by reference to Exhibit 10.12 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.13	Securities Purchase Agreement, dated June 16, 2023, by and among Calidi, Jackson Investment Group, LLC and Calidi Cure, LLC (incorporated by reference to Exhibit 10.13 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

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10.14	Share Transfer Agreement, dated June 16, 2023, by and among First Light Acquisition Group, Inc., Jackson Investment Group, LLC and Metric Finance Holdings I, LLC (incorporated by reference to Exhibit 10.14 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.15	Share Transfer Agreement, dated June 16, 2023, by and among First Light Acquisition Group, Inc., Calidi Cure, LLC and Metric Finance Holdings I, LLC (incorporated by reference to Exhibit 10.15 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.16	Series B Preferred Stock Investors’ Rights Agreement, dated June 16, 2023, by and among Calidi and the Investors party thereto (incorporated by reference to Exhibit 10.16 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.17	Voting and Lock-Up Agreement, dated June 16, 2023, by and among Calidi, First Light Acquisition Group, Inc. and Jackson Investment Group, LLC (incorporated by reference to Annex E-2 to the Proxy statement/Prospectus dated August 4, 2023).

10.18	Form of Amendment No. 1, dated as of April 12, 2023, to the Voting Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi and certain equity holders of Calidi Biotherapeutics, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed on April 13, 2023).

10.19	Amendment No. 1, dated as of June 16, 2023, to the Sponsor Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC, Metric Finance Holdings I, LLC and certain parties thereto (incorporated by reference to Exhibit 10.1 to Form 8-K filed on June 23, 2023).

10.20	Form of Indemnification Agreement. (incorporated by reference to Exhibit 10.20 to Form 8-K filed on September 19, 2023).

10.21	Escrow Services Agreement, dated September 12, 2023, between Equiniti Trust Company, LLC and the Company. (incorporated by reference to Exhibit 10.21 to Form 8-K filed on September 19, 2023).

10.22	Forward Purchase Agreement.(Incorporation by reference Exhibit 10.1 to Form 8-K filed on August 29, 2023)

10.23	FPA Funding Amount PIPE Subscription Agreement. (Incorporation by reference Exhibit 10.2 to Form 8-K filed on August 29, 2023)

10.24	Non-Redemption Agreement. (Incorporation by reference Exhibit 10.1 to Form 8-K filed on August 29, 2023)

10.25	Non-Redemption Agreement (Incorporation by reference Exhibit 10.1 to Form 8-K filed on August 31, 2023)

10.26	Non-Redemption Agreement (Incorporation by reference Exhibit 10.2 to Form 8-K filed on August 31, 2023)

10.27	New Money PIPE Subscription Agreement (Incorporation by reference Exhibit 10.3 to Form 8-K filed on August 31, 2023)

10.28	Forward Purchase Agreement (Incorporation by reference Exhibit 10.4 to Form 8-K filed on August 31, 2023)

10.29	Forward Purchase Agreement (Incorporation by reference Exhibit 10.5 to Form 8-K filed on August 31, 2023)

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10.30	Forward Purchase Agreement (Incorporation by reference Exhibit 10.6 to Form 8-K filed on August 31, 2023)

10.31	FPA Funding Amount PIPE Subscription Agreement (Incorporation by reference Exhibit 10.7 to Form 8-K filed on August 31, 2023)

10.32	FPA Funding Amount PIPE Subscription Agreement (Incorporation by reference Exhibit 10.8 to Form 8-K filed on August 31, 2023)

10.33	FPA Funding Amount PIPE Subscription Agreement (Incorporation by reference Exhibit 10.9 to Form 8-K filed on August 31, 2023)

10.34	Share and Warrant Cancellation Agreement (incorporated by reference to Exhibit 10.31 to Form 8-K filed on September 19, 2023).

10.35	Standby Equity Purchase Agreement (incorporated by reference to Exhibit 10.1 to Form 8-K filed on December 12, 2023)

10.36	Employment Agreement, dated March 1, 2023 by and between Calidi and Boris Minev, M.D. (incorporated by reference to Exhibit 10.36 to Amendment No. 2 to Registration Statement filed on January 8, 2024

10.37	Employment Agreement, dated October 25, 2023 by and between Calidi and Andrew Jackson (incorporated by reference to Exhibit 10.1 to Form 8-K filed on October 30, 2023).

10.38*	Form of Securities Purchase Agreement

10.39	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.39 to Form S-1 filed on January 29, 2024)

10.40	Convertible Promissory Note Purchase Agreement dated January 26, 2024 (incorporated by reference to Exhibit 10.1 to Form 8-K filed on February 1, 2024).

10.41	Form of Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to Form 8-K filed on February 1, 2024).

10.42†	Settlement Agreement dated March 8, 2024 (incorporated by reference to Exhibit 10.1 to Form 8-K filed on March 12, 2024)

10.43	Form of Convertible Promissory Note ($2,000,000) (incorporated by reference to Exhibit 10.2 to Form 8-K filed on March 12, 2024).

10.44	Form of Convertible Promissory Note ($1,500,000) (incorporated by reference to Exhibit 10.3 to Form 8-K filed on March 12, 2024).

10.45	Form of Amendment to $1,500,000 Convertible Note (incorporated by reference to Exhibit 10.4 to Form 8-K filed on March 12, 2024).

10.46†	Amendment to $2,000,000 Convertible Note (incorporated by reference to Exhibit 10.46 to Amendment No. 2 to Form S-1 filed on April 1, 2024).

10.47†	Amendment No. 2 to $1,500,000 Convertible Note (incorporated by reference to Exhibit 10.47 to Form 8-K filed on April 1, 2024).

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14.1	Code of Business Conduct and Ethics. (incorporated by reference to Exhibit 14.1 to Form 8-K filed on September 19, 2023).

16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 to Amendment No. 1 to Form S-4 filed on April 13, 2023).

16.2	Letter from BDO USA, P.C. to the SEC, dated September 18, 2023.(incorporated by reference to Exhibit 16.1 to Form 8-K filed on September 19, 2023).

21.1	Subsidiaries of the Company (incorporated by reference to Exhibit 21.1 to Form S-1 filed on January 29, 2024)

23.1*	Consent of Marcum LLP, independent registered accounting firm for Calidi Biotherapeutics Inc.

23.2*	Consent of Lewis Brisbois Bisgaard & Smith LLP (included in Exhibit 5.1)

24.1	Power of Attorney (contained on the signature page to Form S-1 ).

99.1	Nominating and Corporate Governance Committee Charter (incorporated by reference to Exhibit 99.2 to Form 8-K filed on September 19, 2023).

99.2	Compensation Committee Charter (incorporated by reference to Exhibit 99.3 to Form 8-K filed on September 19, 2023).

99.3	Audit Committee Charter (incorporated by reference to Exhibit 99.4 to Form 8-K filed on September 19, 2023).

101..INS	Inline XBRL Instance Document

101. SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

107	Filing Fee Table (previously filed on Amendment No. 2 to Form S-1 filed on April 1, 2024)

*	Filed herewith.
†	Pursuant to item 601(b)(10)(iv) of Regulation S-K, certain information has been excluded because it is both not material and the type of information that the registrant treats as private or confidential.

(b) Financial Statement Schedules.

All financial statement schedules are omitted because the information required to be set forth therein is not applicable or is shown in the consolidated financial statements or the notes thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, California on April 2, 2024.

CALIDI BIOTHERAPEUTICS, INC.

By:	/s/ Allan J. Camaisa
Name:	Allan J. Camaisa
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to registration statement on Form S-1 has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Allan J. Camaisa	Chief Executive Officer and Chairman of the Board	April 2, 2024
Allan J. Camaisa	(Principal Executive Officer)

/s/ Andrew Jackson	Chief Financial Officer	April 2, 2024
Andrew Jackson	(Principal Financial and Accounting Officer)

*	Director	April 2, 2024
George Ng

*	Director	April 2, 2024
Alan Stewart

*	Director	April 2, 2024
James Schoeneck

*	Director	April 2, 2024
Scott Leftwich

*	Director	April 2, 2024
David LaPre

*By:	/s/ Andrew Jackson
Attorney-in Fact

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